Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenue	Revenue
Revenue recorded in the Consolidated Statement of Comprehensive Income/(Loss) consists of the following:

For the years ended December 31,	2024 $	2023 $	2022 $
Contract revenue	4,315	750	2,090
Grant revenue	513	2,580	13,528
Total revenue	4,828	3,330	15,618
All amounts recorded in contract revenue were generated in the United States.
During the year ended December 31, 2024, the Group achieved and received a $4,000 milestone payment from Bristol Myers Squibb ("BMS"), the acquirer of Karuna Therapeutics, Inc. ("Karuna"), the Group's Founded Entity, following the approval by the U.S. Food and Drug Administration ("FDA") to market KarXT as Cobenfy, pursuant to a license agreement between PureTech and Karuna in 2011.
During the year ended December 31, 2024, the Group recognized $315 in royalty revenue pursuant to the license agreement discussed above. Under the terms of the license agreement, BMS pays the Group a royalty that amounts to 3% of annual net sales of Cobenfy. Both the milestone payment and the royalties were recognized as contract revenue during the year ended December 31, 2024.
Substantially all of the Group’s contracts related to contract revenue for the years ended December 31, 2023 and 2022 were determined to have a single performance obligation which consists of a combined deliverable of license of intellectual property and research and development services. Therefore, for such contracts, revenue is recognized over time based on the input method which the Group believes is a faithful depiction of the transfer of goods and services. Progress is measured based on costs incurred to date as compared to total projected costs. Payments for such contracts are primarily made up-front on a periodic basis.
Disaggregated Revenue
The Group disaggregates contract revenue in a manner that depicts how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors. The Group disaggregates revenue based on contract revenue or grant revenue, and further disaggregates contract revenue based on the transfer of control of the underlying performance obligations.

Timing of contract revenue recognition for the years ended December 31,	2024 $	2023 $	2022 $
Transferred at a point in time – Licensing Income	4,315	—	527
Transferred over time	—	750	1,563
	4,315	750	2,090

Customers over 10% of revenue	2024 $	2023 $	2022 $
Customer A	—	750	1,500
Customer B	—	—	509
Customer C	4,315	—	—
	4,315	750	2,009
Accounts receivable represent rights to consideration in exchange for products or services that have been transferred by the Group, when payment is unconditional and only the passage of time is required before payment is due. Accounts receivable do not bear interest and are recorded at the invoiced amount. Accounts receivable are included within trade and other receivable on the Consolidated Statement of Financial Position. The accounts receivable related to contract revenue were $868 and $555 as of December 31, 2024 and 2023, respectively.